                                                                   EXHIBIT 10(e)

                                AMENDMENT TO THE
                           ALLETE DIRECTOR STOCK PLAN

         The ALLETE Director Stock Plan (the "Plan") dated May 9, 1995 is amended as follows:

A new section X. F. "Tax Withholding" is added as follows:

         The Company is authorized to withhold from the Annual Retainer including from the Stock Payment, amounts of withholding and other taxes due in connection with such payment by the Company and to take such other action as the Company may deem advisable to enable the Company and each Director or Participant to satisfy obligations relating to the payment of any Annual Retainer.


                                        ALLETE, INC.



                                        By:        /s/ Donald J. Shippar
                                           -------------------------------------
                                           Donald J. Shippar
                                           President and Chief Executive Officer



Attest:      /s/ Deborah A. Amberg
       ---------------------------------
       Deborah A. Amberg
       Vice President
       General Counsel & Secretary